                                                                      EXHIBIT 99

                        RECORD REVENUE FOR UNION PACIFIC

       STRONG PERFORMANCE IN AGRICULTURAL, INDUSTRIAL PRODUCTS AND ENERGY

         OMAHA, NEB., OCTOBER 23, 2003 - Union Pacific Corporation (NYSE:UNP) today reported net income for the third quarter of $317 million or $1.21 per diluted share. This compares to $437 million or $1.63 per diluted share in the third quarter of 2002, which included income gains from a major real estate sale, as well as a tax settlement. These two items added $0.44 per diluted share to the 2002 quarterly earnings.

         "As in the first half of the year, fuel prices continued to be a drain on earnings, adding nearly $50 million to third quarter expenses," said Dick Davidson, chairman and chief executive officer. "On the plus side, however, we achieved record revenue of nearly $3 billion - a four percent increase over last year."

THIRD QUARTER HIGHLIGHTS

         For the third quarter, Union Pacific Corporation reported operating income from continuing operations of $592 million compared to $619 million for the same period in 2002.

    o    Revenue was a record $3.0 billion - up 4 percent versus 2002

    o Operating Margin of 20 percent - down 1.7 points versus 2002, primarily as a result of higher energy costs

THIRD QUARTER RAILROAD BUSINESS REVENUE SUMMARY VERSUS 2002

         Overall, commodity revenue was up 4 percent with three groups, Agricultural, Industrial Products and Energy all achieving best ever quarterly revenue as follows:

                                     -more-

    o    Agricultural up 10 percent

    o    Industrial Products up 7 percent

    o    Energy up 6 percent

    o    Chemicals and Intermodal were flat

    o    Automotive down 3 percent

         "Even in the face of some operational challenges, we leveraged Union Pacific's diverse businesses into a solid revenue performance," said Davidson. "This competitive advantage enabled us to see strong demand in three of our six business groups and more than offset weaknesses in finished vehicle and chemical demand."

OVERNITE'S THIRD QUARTER RESULTS

         Due to the pending IPO of Overnite Corporation, the company's results are reported as Discontinued Operations.

         Overnite reported a 13 percent increase in third quarter operating income of $28.8 million compared to $25.6 million in 2002. Operating revenues increased 8 percent to $384.2 million compared to $354.7 million last year. Overnite's 2003 operating ratio improved 0.3 percentage points to 92.5 percent from 92.8 percent in 2002.

YEAR-TO-DATE SUMMARY

         For the first nine months of 2003, Union Pacific Corporation reported operating income from continuing operations of $1.54 billion compared with $1.69 billion in 2002, down 9 percent. Net income for the nine months ended September 30, 2003, rose 7 percent to $1.03 billion versus $963 million for the same period a year ago. The $1.03 billion includes $274 million from the cumulative effect of an accounting change recorded in the first quarter of 2003.

                                     -more-

OUTLOOK

         "We're fairly optimistic that we'll see continued broad-based growth in our business and improving economic conditions as we round out 2003," Davidson said. "While we have been experiencing some operational difficulties in the second half of the year, we expect operations to improve throughout the fourth quarter, enabling Union Pacific to enter 2004 with a balanced, fluid system that is positioned for new growth and new business."

         Union Pacific Corporation is one of America's leading transportation companies. Its principal operating company, Union Pacific Railroad, is the largest railroad in North America, covering 23 states across the western two-thirds of the United States. A strong focus on quality and a strategically advantageous route structure enable the company to serve customers in critical and fast growing markets. It is a leading carrier of low-sulfur coal used in electrical power generation and has broad coverage of the large chemical-producing areas along the Gulf Coast. With competitive long-haul routes between all major West Coast ports and eastern gateways, and as the only railroad to serve all six gateways to Mexico, Union Pacific has the premier rail franchise in North America. The Corporation's trucking operations include Overnite, Inc. which owns its less-than-truckload carriers Overnite Transportation and Motor Cargo.

         Supplemental financial information is attached.

         ADDITIONAL INFORMATION IS AVAILABLE AT OUR WEBSITE: WWW.UP.COM. OUR MEDIA CONTACT IS KATHRYN BLACKWELL, 402 271-3753. OUR CONTACT FOR INVESTORS IS JENNIFER HAMANN, 402 271-4227.

                                     -more-

                                   **********

         This press release and related materials may contain statements about the Corporation's future that are not statements of historical fact. These statements are, or will be, forward-looking statements as defined by the Securities Act of 1933 and the Securities Exchange Act of 1934. Forward-looking statements include, without limitation, statements regarding: expectations as to operational improvements; expectations as to cost savings, revenue growth and earnings; the time by which certain objectives will be achieved; estimates of costs relating to environmental remediation and restoration; proposed new products and services; expectations that claims, lawsuits, environmental costs, commitments, contingent liabilities, labor negotiations or agreements, or other matters will not have a material adverse effect on our consolidated financial position, results of operations or liquidity; and statements concerning projections, predictions, expectations, estimates or forecasts as to the Corporation's and its subsidiaries' business, financial and operational results, and future economic performance, statements of management's goals and objectives and other similar expressions concerning matters that are not historical facts.

         Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times that, or by which, such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management's good faith belief with respect to future events, and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements.

         Important factors that could affect the Corporation's and its subsidiaries' future results and could cause those results or other outcomes to differ materially from those expressed or implied in the forward-looking statements include, but are not limited to: whether the Corporation and its subsidiaries are fully successful in implementing their financial and operational initiatives; industry competition, conditions, performance and consolidation; legislative and regulatory developments, including possible enactment of new tax rates and possible enactment of initiatives to re-regulate the rail industry; natural events such as severe weather, fire, floods and earthquakes; the effects of adverse general economic conditions, both within the United States and globally; any adverse economic or operational repercussions from terrorist activities and any governmental response thereto; war or risk of war; changes in fuel prices; changes in labor costs; labor stoppages; and the outcome of claims and litigation, including those related to environmental contamination, personal injuries, and occupational illnesses arising from hearing loss, repetitive motion and exposure to asbestos and diesel fumes.

         Forward-looking statements speak only as of the date the statements were made. The Corporation assumes no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information. If the Corporation does update one or more forward-looking statements, no inference should be drawn that the Corporation will make additional updates with respect thereto or with respect to other forward-looking statements.

                            UNION PACIFIC CORPORATION

                        STATEMENTS OF CONSOLIDATED INCOME

                     For the Three Months Ended September 30

                 (Dollars in Millions, Except Per Share Amounts)

                                   (Unaudited)

                                               2003          2002            Pct Chg
                                             -------       -------           -------
OPERATING REVENUES                           $ 2,956       $ 2,850           +     4
Operating Expenses                             2,364         2,231           +     6
                                             -------       -------

OPERATING INCOME                                 592           619           -     4
Other Income - Net                                15           160           -    91
Interest Expense                                (140)         (157)          -    11
                                             -------       -------

INCOME BEFORE INCOME TAXES                       467           622           -    25
Income Tax Expense                              (167)         (234)          -    29
                                             -------       -------

INCOME FROM CONTINUING OPERATIONS                300           388           -    23
Income from Discontinued Operations               17            49           -    65
                                             -------       -------

NET INCOME                                   $   317       $   437           -    27
                                             =======       =======

BASIC EARNINGS PER SHARE
Income from Continuing Operations            $  1.18       $  1.54           -    23
Income from Discontinued Operations             0.07          0.19           -    63
                                             -------       -------
NET INCOME                                   $  1.25       $  1.73           -    28
                                             =======       =======

DILUTED EARNINGS PER SHARE
Income from Continuing Operations            $  1.15       $  1.45           -    21
Income from Discontinued Operations             0.06          0.18           -    67
                                             -------       -------
NET INCOME                                   $  1.21       $  1.63           -    26
                                             =======       =======

Average Basic Shares Outstanding (MM)          254.3         252.5

Average Diluted Shares Outstanding (MM)        265.0         277.3



October 23, 2003
                                       (1)

                            UNION PACIFIC CORPORATION

                        STATEMENTS OF CONSOLIDATED INCOME

                     For the Nine Months Ended September 30

                 (Dollars in Millions, Except Per Share Amounts)

                                   (Unaudited)

                                               2003          2002            Pct Chg
                                             -------       -------           -------
OPERATING REVENUES                           $ 8,586       $ 8,334           +     3
Operating Expenses                             7,042         6,643           +     6
                                             -------       -------

OPERATING INCOME                               1,544         1,691           -     9
Other Income - Net                                32           216           -    85
Interest Expense                                (440)         (478)          -     8
                                             -------       -------

INCOME BEFORE INCOME TAXES                     1,136         1,429           -    21
Income Tax Expense                              (413)         (532)          -    22
                                             -------       -------

INCOME FROM CONTINUING OPERATIONS                723           897           -    19
Income from Discontinued Operations               37            66           -    44
Cumulative Effect of Accounting Change           274            --                 F
                                             -------       -------

NET INCOME                                   $ 1,034       $   963           +     7
                                             =======       =======

BASIC EARNINGS PER SHARE
Income from Continuing Operations            $  2.85       $  3.56           -    20
Income from Discontinued Operations             0.14          0.27           -    48
Cumulative Effect of Accounting Change          1.08            --                 F
                                             -------       -------
NET INCOME                                   $  4.07       $  3.83           +     6
                                             =======       =======

DILUTED EARNINGS PER SHARE
Income from Continuing Operations            $  2.79       $  3.40           -    18
Income from Discontinued Operations             0.13          0.24           -    46
Cumulative Effect of Accounting Change          1.02            --                 F
                                             -------       -------
NET INCOME                                   $  3.94       $  3.64           +     8
                                             =======       =======

Average Basic Shares Outstanding (MM)          253.9         251.8

Average Diluted Shares Outstanding (MM)        269.1         276.5



October 23, 2003
                                      (2)

                             UNION PACIFIC RAILROAD

                                 REVENUE DETAIL

                           Periods Ended September 30

                                   (Unaudited)

       Third Quarter                                                            Year-to-Date
   2003             2002      Pct Chg                                       2003            2002      Pct Chg
-----------      -----------  -------                                   -----------      -----------  -------
                                          COMMODITY REVENUE (000):
$   411,244      $   373,165  +    10     Agricultural                  $ 1,158,027      $ 1,095,859  +     6
    276,030          284,942  -     3     Automotive                        898,229          892,982  +     1
    400,000          398,778       --     Chemicals                       1,187,450        1,186,297       --
    627,898          591,381  +     6     Energy                          1,790,783        1,743,068  +     3
    571,974          535,597  +     7     Industrial Products             1,642,379        1,542,554  +     6
    540,138          542,115       --     Intermodal                      1,521,267        1,511,693  +     1
-----------      -----------                                            -----------      -----------
$ 2,827,284      $ 2,725,978  +     4     Total                         $ 8,198,135      $ 7,972,453  +     3
===========      ===========                                            ===========      ===========

                                          REVENUE CARLOADS:
    224,919          214,495  +     5     Agricultural                      644,868          641,757       --
    189,734          192,640  -     2     Automotive                        610,628          604,930  +     1
    224,686          230,674  -     3     Chemicals                         669,757          680,943  -     2
    562,700          539,915  +     4     Energy                          1,620,629        1,604,997  +     1
    389,976          379,954  +     3     Industrial Products             1,112,562        1,077,384  +     3
    774,764          801,251  -     3     Intermodal                      2,219,777        2,253,392  -     1
-----------      -----------                                            -----------      -----------
  2,366,779        2,358,929       --     Total                           6,878,221        6,863,403       --
===========      ===========                                            ===========      ===========

                                          AVERAGE REVENUE PER CAR:
$     1,828      $     1,740  +     5     Agricultural                  $     1,796      $     1,708  +     5
      1,455            1,479  -     2     Automotive                          1,471            1,476       --
      1,780            1,729  +     3     Chemicals                           1,773            1,742  +     2
      1,116            1,095  +     2     Energy                              1,105            1,086  +     2
      1,467            1,410  +     4     Industrial Products                 1,476            1,432  +     3
        697              677  +     3     Intermodal                            685              671  +     2
-----------      -----------                                            -----------      -----------
$     1,195      $     1,156  +     3     Total                         $     1,192      $     1,162  +     3
===========      ===========                                            ===========      ===========



October 23, 2003
                                      (3)

                         RAIL AND OTHER OPERATIONS - a)

                              REVIEW OF OPERATIONS

                           Periods Ended September 30

               (Dollars in Millions, Except Operating Statistics)

                                   (Unaudited)

      Third Quarter                                                                      Year-to-Date
  2003             2002          Pct Chg                                             2003             2002          Pct Chg
--------         --------        -------                                           --------         --------        -------
$  2,956         $  2,850        +     4      OPERATING REVENUES                   $  8,586         $  8,334        +     3

                                              OPERATING EXPENSES
     977              919        +     6      Salaries and Benefits                   2,893            2,745        +     5
     308              316        -     3      Rent Expense                              916              939        -     2
     267              288        -     7      Depreciation                              795              858        -     7
     330              277        +    19      Fuel and Utilities                      1,005              770        +    31
     104              119        -    13      Materials and Supplies                    306              365        -    16
     378              312        +    21      Purchased Services and Other            1,127              966        +    17
--------         --------                                                          --------         --------
   2,364            2,231        +     6         Total                                7,042            6,643        +     6
--------         --------                                                          --------         --------
$    592         $    619        -     4      OPERATING INCOME                     $  1,544         $  1,691        -     9
========         ========                                                          ========         ========

                                              OPERATING STATISTICS:
   2,367            2,359             --      Revenue Carloads (Thousands)            6,878            6,863             --
   137.0            131.5        +     4      Revenue Ton-Miles (Billions)            395.7            387.5        +     2
   259.8            253.3        +     3      Gross Ton-Miles (Billions)              754.9            741.3        +     2
    2.06 cents       2.07 cents       --      Rev/RTM (Commodity Revenue Based)        2.07 cents       2.06 cents       --
$  1,195         $  1,156        +     3      Average Commodity Revenue Per Car    $  1,192         $  1,162        +     3
  46,369           47,906        -     3      Average Employees                      46,499           47,639        -     2
      90 cents         75 cents  +    20      Average Fuel Price Per Gallon              93 cents         70 cents  +    33
     334              331        +     1      Fuel Consumed in Gallons (MM)             985              985             --
    1.29             1.31        -     2      Fuel Consumption Rate (Gal/000 GTM)      1.30             1.33        -     2
    20.0             21.7        -   1.7 pt.  Operating Margin (%)                     18.0             20.3        -   2.3 pt.
    80.0             78.3        +   1.7 pt.  Operating Ratio (%)                      82.0             79.7        +   2.3 pt.

a) Excludes Overnite's operations.



October 23, 2003
                                      (4)

                            UNION PACIFIC CORPORATION

                  STATEMENTS OF CONSOLIDATED FINANCIAL POSITION

                 As of September 30, 2003 and December 31, 2002

                              (Dollars in Millions)

                                   (Unaudited)

                                                   September 30,  December 31,
                                                      2003           2002
                                                   -------------  ------------
ASSETS:
   Cash and Temporary Investments                    $   223        $   367
   Other Current Assets                                1,559          1,531
   Investments                                           722            699
   Properties - Net                                   30,121         29,004
   Other Assets                                          397            381
   Assets of Discontinued Operations                     793            782
                                                     -------        -------
      Total                                          $33,815        $32,764
                                                     =======        =======

LIABILITIES AND SHAREHOLDERS' EQUITY:
   Current Portion of Long Term Debt                 $   162        $   275
   Other Current Liabilities                           2,314          2,248
   Long Term Debt                                      8,058          7,428
   Deferred Income Taxes                               9,057          8,550
   Other Long Term Liabilities                         1,807          1,805
   Liabilities of Discontinued Operations                341            307
   Convertible Preferred Securities a)                   500          1,500
   Common Shareholders' Equity                        11,576         10,651
                                                     -------        -------
      Total                                          $33,815        $32,764
                                                     =======        =======

a) $1 billion of the Convertible Preferred Securities were redeemed in the first nine months of 2003.



October 23, 2003
                                      (5)

                            UNION PACIFIC CORPORATION

                      STATEMENTS OF CONSOLIDATED CASH FLOWS

                     For the Nine Months Ended September 30

                              (Dollars in Millions)

                                   (Unaudited)

                                                     2003            2002
                                                    -------         -------
OPERATING ACTIVITIES:
   Net Income                                       $ 1,034         $   963
   Income from Discontinued Operations                  (37)            (66)
   Cumulative Effect of Accounting Change              (274)             --
   Depreciation                                         795             858
   Deferred Income Taxes                                346             455
   Other                                                (93)           (393)
                                                    -------         -------
   Cash Provided by Operating Activities              1,771           1,817
                                                    -------         -------

INVESTING ACTIVITIES:
   Capital Investments                               (1,300)         (1,301)
   Other                                                174             243
                                                    -------         -------
   Cash Used in Investing Activities                 (1,126)         (1,058)
                                                    -------         -------

FINANCING ACTIVITIES:
   Dividends Paid                                      (175)           (151)
   Debt Repaid                                       (1,398)         (1,032)
   Financings and Other - Net                           784             768
                                                    -------         -------
   Cash Used in Financing Activities                   (789)           (415)
                                                    -------         -------

NET CHANGE IN CASH AND TEMPORARY INVESTMENTS        $  (144)        $   344
                                                    =======         =======



October 23, 2003
                                      (6)